SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                STARNET COMMUNICATIONS INTERNATIONAL INC.
 ........................................................................
            (Name of Registrant as Specified In Its Charter)

                                   N/A
 ........................................................................

  (Name of Persons(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No Fee Required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(iii), 14a-6(I)(2) or Item 22(a)(2) of Schedule 14A.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

 ..............................................................................
     2)   Aggregate number of securities to which transaction applies:

 ..............................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 ..............................................................................

     4)   Proposed maximum aggregate value of transaction:

 ..............................................................................
     5)   Total fee paid:

 ..............................................................................


[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:___________________________________________
     2) Form, Schedule or Registration Statement No.:______________________
     3)  Filing Party:_____________________________________________________
     4)  Date Filed:_______________________________________________________

                STARNET COMMUNICATIONS INTERNATIONAL INC.
                             Newgate Street
                    St. John's, Antigua, West Indies
                        Telephone: (268) 480-1651


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 19, 2000

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of Starnet Communications International Inc. (the "Company"), a Delaware corporation, will be held at 10:00 a.m. (local time) on April 19, 2000 at the Royal Antiguan Resort, Deep Bay, St. John's, Antigua, for the following purposes:

1.   To elect nine (9) directors of the Company;
2. To ratify the appointment of Jones Jensen & Co. as the Company's independent public accountants for 2000; and
3. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on February 25, 2000 are entitled to notice of and to vote at the Meeting. A list of Shareholders entitled to vote at the Meeting shall be open to examination of any Shareholder during ordinary business hours for a period of 10 days prior to the Meeting at the Company's office at Newgate Street, St. John's, Antigua.

The Board of Directors of the Company extends a cordial invitation to all Shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of Shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

          By Order of the Board of Directors



          Meldon Ellis
          President and CEO

          March 31, 2000

                             PROXY STATEMENT
                STARNET COMMUNICATIONS INTERNATIONAL INC.
                             Newgate Street
                    St. John's, Antigua, West Indies
                        Telephone: (268) 480-1651

                     ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 19, 2000

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF STARNET COMMUNICATIONS INTERNATIONAL INC. (THE "COMPANY"), A DELAWARE CORPORATION, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY'S MANAGEMENT AND BOARD OF DIRECTORS (COLLECTIVELY, THE "BOARD"), TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE COMPANY TO BE HELD AT 10:00 A.M. ON WEDNESDAY, APRIL 19, 2000, AT ROYAL ANTIGUAN RESORT, DEEP
BAY, ST. JOHN'S, ANTIGUA.  THE COMPANY ANTICIPATES THAT THIS PROXY
STATEMENT AND ACCOMPANYING FORM OF PROXY WILL BE FIRST MAILED OR GIVEN TO SHAREHOLDERS OF THE COMPANY ON OR ABOUT MARCH 31, 2000. THE SHARES REPRESENTED BY ALL PROXIES THAT ARE PROPERLY EXECUTED AND SUBMITTED WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED THEREON, AND IF NO INSTRUCTIONS ARE GIVEN THEN IN THE DISCRETION OF THE PROXY HOLDER.

                     VOTING RIGHTS AND VOTE REQUIRED

The close of business on February 25, 2000 has been fixed by the Board of Directors of the Company as the record date for determination of Shareholders entitled to notice of and to vote at the Meeting. At such date there were 32,280,998 shares of the Company's $0.001 par value Class
A Common Stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters which may come before the meeting. The Company has no class of voting securities other than Common Stock.

An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on a proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on such proposal, shall have the same effect as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, the nine nominees receiving the highest number of votes cast will be elected as Directors.

Unless specified otherwise, each proxy submitted will be voted FOR the persons nominated by Management for directors of the Company, being Meldon Ellis, Wolf Bergelt, Clare Roberts, Nicholas Jackson, Dean Grimm, Jason Bolduc, Fred Hazell, Brownell Combs II and Matthew Stasior and FOR the ratification of the appointment of Jones Jensen & Co. as the Company's independent public accountants for 2000.

Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the meeting.

Any Shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Meldon Ellis, Secretary) 425 Carrall Street, Mezzanine Level, Vancouver, BC V6B 6E3, by submitting a new proxy executed at a later date, or by requesting, in person, at the Meeting that the proxy be returned.

Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

                          ELECTION OF DIRECTORS

At the Annual Meeting, the Shareholders will elect nine directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors.

IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY:
MELDON ELLIS, WOLF BERGELT, CLARE ROBERTS, NICHOLAS JACKSON, DEAN GRIMM, JASON BOLDUC, FRED HAZELL, BROWNELL COMBS II AND MATTHEW STASIOR.

All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend.

The following table sets forth certain information as to each nominee for election as directors of the Company:

NAME             AGE  POSITIONS WITH       BOARD POSITION     TERM
                      THE COMPANY          HELD SINCE         EXPIRES
----------------------------------------------------------------------------------------
Meldon Ellis      38  Chief Executive      November 17, 1999   Upon successors election
                      Officer, President,
                      Secretary/Treasurer,
                      Chairman-elect

Wolf Bergelt      56  Director and         April 1, 1999       Upon successors election
                      Corporate Consultant

Clare Roberts     51  Director             July 6, 1999        Upon successors election

Nicholas Jackson  58  Director             April 12, 1999      Upon successors election

Dean Grimm        38  Director             December 14, 1999   Upon successors election

Jason Bolduc      25  Director             January 27, 1997    Upon successors election

Fred Hazell       53  Director             February 10, 2000   Upon successors election

Brownell Combs II 66  Director             February 24, 2000   Upon successors election

Matthew Stasior   34  Director             February 24, 2000   Upon successors election
----------------------------------------------------------------------------------------

MELDON ELLIS

1994 to 1996 - Independent Litigation Practitioner in association with Pierce, Van Loon, a law firm based in Vancouver, BC Canada. 1996 to 1997 - Independent Business & Entertainment Law Practice, in Association with Martz Shipman, a law firm based in Vancouver, BC, Canada. 1997 to 1999 - Legal Counsel and Management Consultant with Stratemedia Consulting, a private company with headquarters in Vancouver, BC, Canada.
1997 to 1998 - Business/Corporate Lawyer with Douglas Symes & Brissenden, a law firm based in Vancouver, BC, Canada. May 1999 to October 1999 - In House Legal Counsel and Management Consultant for Starnet Communications International Inc. November 1999 to Present - President and CEO for the Company.

WOLF BERGELT

1995 to 1999 - Corporate Consultant. Mr. Bergelt has been involved in a number of projects including a forest products plant in South America, a manufacturing company specializing in hydraulic drive systems, and an entertainment company producing feature length movies and television programs. 1999 to present - Corporate Consultant to the Company on a part-time basis.


CLARE ROBERTS

1994 to 1997 - Minister of Justice and Attorney General of Antigua and Barbuda. 1997 to present - Principal of Roberts & Co., a law firm specializing in providing business advice. Currently the director of Antigua Commercial Bank in Antigua. Mr. Roberts is a founding member and director of the Antigua National Development Foundation, a private sector institution whose mission is to develop the small business sector in Antigua by offering financial assistance in the form of loans. He is also chairman of the ACB Mortgage and Trust Company Limited.


NICHOLAS JACKSON

Since 1995 Mr. Jackson has been self-employed and is involved in business ventures in South Africa, including anthracite mines and shipments of anthracite to Europe. He is also a consultant for various companies on coal markets. Previously, he was a director of Jackson Fiberglass (Pty.) Ltd.


DEAN GRIMM

1990 to present - President, founder and sole owner, Payson Stud Management LLC. (formerly Payson Stud Management Inc.). Mr. Grimm boards, breeds, manages, races and sells thoroughbred horses around the world.


JASON BOLDUC

1990 to 1995 - Managing Partner, Wiz Zone Computers. 1997 to 1998 - President, Technical Director, Starnet Communications International Inc. 1998 to present - President, Director, Private Messenger Inc., a private company who provides private and secure communication service for the offshore industry. Mr. Bolduc is also Chairman and director of Charterhub Inc., a central marketplace for scheduling charter aircraft.

Mr. Bolduc filed a claim against the Company on August 6, 1998 in the British Columbia Supreme Court. The principal parties include Jason Bolduc and Starnet Communications Canada Inc. (a wholly-owned subsidiary of the Company) and he alleges that he was the

Company's President and Technical Director commencing May 1995 and was wrongfully dismissed on June 23, 1998 from his position. The relief sought included unspecified damages for wrongful dismissal, mental distress, aggravated damages and an Order requiring 250,000 options to be delivered to him at US$0.74.

The Company has agreed to settle Mr. Bolduc's lawsuit in the amount of US$75,000, notwithstanding the non-performance by Mr. Bolduc of certain material terms of the settlement agreement.

Mr. Bolduc, in his capacity as a director of the Company, applied to the British Columbia Supreme Court on March 8, 2000 to gain access to materials seized by the police from a subsidiary of the Company. The principal parties are Jason Bolduc, Her Majesty the Queen and the Company. The application has been adjourned. The Company has agreed to obtain copies of certain documents and provide them to Mr. Bolduc's counsel. The Company's legal counsel are currently in the process of making arrangements to complete this task.


FRED HAZELL

1994 to present - President and CEO of the PCL Financial Group Inc., Toronto, Ontario, Canada. Mr. Hazell is responsible for providing leadership and direction to an international organization which provides clients with access to offshore banking and investment services as well as the funding required for major projects.


BROWNELL COMBS II

Since 1995, Mr. Combs has been self employed. He is the owner of BConsulting, a consulting firm specializing in the Thoroughbred business (farm management, stallion syndication, breeding and racing), pari-mutuel and gaming industries. He is a founding member of Breeders Cup Ltd. (the Super Bowl of thoroughbred horse racing) and has been a board member since 1983. Mr. Combs is also a director of Keeneland Inc. (racetrack owner and world's largest thoroughbred sales company).


MATTHEW STASIOR

1988 to 1994 - Corporate Account Manager, Executive, Representative, Microsoft Corporation. 1998 to 1999 - Founder, President and CEO of MicroCap1000.com. 1994 to 1997 - Co-founder, Vice President of Sales and Marketing, PC411, Inc. 1999 to present - Vice President of Worldwide Distribution, MyWay.com, a wholly owned-subsidiary of CMGI.

                           EXECUTIVE OFFICERS


JASON KING, CEO, INPHINITY INTERACTIVE INC. (A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY), 27 YEARS OLD

1990 to 1991 - Harrods of London, England. Computer Department (Assistant Manager). 1992 to 1996 - Credit Generale (VP Corporate Development). 1996 to present - Chief Executive Officer, Inphinity Interactive Inc.

Mr. King has been named in the following class action suits:

Philip J. Pendery v. the Company, Mark Dohlen, John Carley, Jason King and Christopher Zacharias, C.A. No. 99-716 (U.S.D.C. - Delaware, Oct. 26,
1999).  Amount Claimed:  Not specified.

Vinh Nguyen v. the Company, Mark Dohlen, John Carley, Jason King and Christopher Zacharias, C.A. No. 99-750 (U.S.D.C. - Delaware, Nov. 5, 1999). Amount Claimed: Not specified.

Paul Martinez v. the Company, Mark Dohlen, John Carley, Jason King and Christopher Zacharias, C.A. No. 99-806 (U.S.D.C. - Delaware, Nov. 23,
1999).  Amount Claimed:  Not specified.

The basis for all of the U.S. claims is similar in that the plaintiffs generally allege that the Company:

1. Failed to properly advise its investors of the risks associated with its business;
2.   Misled its investors as to the risks associated with its business;
3. Mislead its investors by telling them that it was not allowing gambling within Canada and the United States when it in fact was; and
4. Mislead its investors by telling them that their business was legal within Canada and the United States when it was not.

In each of the above U.S. class action claims the plaintiffs are requesting the following relief:

1.   Declaration of a class;
2.   Damages for the class; and
3.   Costs for the class.

The Company intends to vigorously defend these actions.

HELMUT BIEMANN, B.SC. CHIEF OPERATING OFFICER, 39 YEARS OLD

1993 to 1997 - Vice President, Ontario Jockey Club. 1997 to 1999 - Vice President, COO, American Digital Communications. January 1999 to October 1999, Vice President, Business Development, Magna International
Developments.  December 1999 to present - Chief Operating Officer for the
Company.

MARTIN MULLALLY, BA, MBA, VICE PRESIDENT, STRATEGIC PLANNING, 31 YEARS OLD

1995 to 1998 - Management Consultant, Booz Allen Hamilton. 1998 to 1999 - self employed as a management consultant specializing in strategy consulting, business plan reviews, marketing consulting and internet start-up consulting. January 2000 to present - Vice President, Strategic Planning for the Company.

EDWARD STARRS, BBA, PRESIDENT, STARNET SYSTEMS INTERNATIONAL INC., 39 YEARS OLD

1991 to 1999 - President and CEO of ERS Marketing Inc. 1997 to 1998 - President and CEO of Bay Distributing Inc. December 1999 to present - President, Starnet Systems International Inc., a wholly owned subsidiary of the Company.

CHRIS THOMPSON, B.COMM., C.A., VICE PRESIDENT, FINANCE, 41 YEARS OLD

1995 to 1996 - Director, Finance and Administration, ESSA Technologies Ltd., a private company with headquarters in Vancouver, BC, Canada. 1996 to 1997 - Part-time CFO, Mountain World Entertainment Ltd. 1997 to 1999 - VP Finance and Administration, Nobility Environmental Software Systems Inc., a private company with headquarters in Vancouver, BC, Canada. 1999 to January 2000 - VP Corporate Finance, Xenex Innovations Inc., a Bermuda company listed on the Canadian Venture Exchange. February 2000 to present
- Vice President, Finance for the Company.


SIGNIFICANT EMPLOYEES


EUGENE NIZKER, Ph.D., CHIEF TECHNICAL OFFICER, TECHNOLOGY AND DEVELOPMENT, INPHINITY INTERACTIVE INC., 47 YEARS OLD

1995 to 1998 - Project Manager, Digital Dispatch Systems, Richmond, BC. 1998 to 1999 - Program Manager of Information Services Division, Workers Compensation Board, Richmond, BC. 1999 to date - VP, Technology and Development for Starnet Communications Canada, then Chief Technical Officer, Technology and Development, Inphinity Interactive Inc.

                           OTHER LEGAL MATTERS

RCMP INVESTIGATION

In August of 1999 the Royal Canadian Mounted Police (RCMP) obtained a search warrant and searched the Vancouver, BC offices of Starnet Communications Canada Inc. a wholly-owned subsidiary of the Company. The basis for the search was the allegation of the police that the Company and some of its officers, directors and employees were breaching certain gaming provisions contained in the Criminal Code of Canada.

As part of the execution of the search warrant, the RCMP obtained a restraint order pursuant to the provisions of the Criminal Code of Canada. This order prevents the Company and Softec Systems Caribbean Inc. from removing funds located in their Vancouver bank accounts. The amount of money in these accounts is approximately US$7 million. The restraint order was renewed on February 24, 2000 for a further six months.

The following directors, officers and named executives were named in the search warrant:

     Jason Bolduc
     Wolf Bergelt
     Jason King

The police investigation has not been completed.  No charges have been laid.


                    DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors met 8 times from May 1, 1998 to April 30, 1999. Jason Bolduc attended fewer than 75 percent of the 8 meetings of the Board of Directors.

The Audit Committee is composed of Meldon Ellis, Brownell Combs II, Fred Hazell and Jason Bolduc. The Audit Committee has met one time on March 11, 2000. The Audit Committee meets once per quarter, or when necessary, to review the financial status of the Company.

The Compensation Committee is composed of Nicholas Jackson, Fred Hazell, Clare Roberts and Wolf Bergelt. The Compensation Committee has met one time on March 22, 2000. The Compensation Committee reviews the compensation of directors and senior executives of the Company including stock options.


                         PRINCIPAL SHAREHOLDERS

The table below sets forth information, as of March 15, 2000, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each Executive Officer and by all officers and directors of the Company as a group. Unless otherwise noted, each Shareholder has sole investment and voting power over the shares owned:

SECURITY OWNERSHIP OF MANAGEMENT (AS AT MARCH 31, 2000)

                                                     Percent
Name and Address           Amount and nature         Of
Of Beneficial Owner        of Beneficial Owner       Class

Meldon Ellis               74,168(1)                 Less than 1%
Newgate Street
St. John's
Antigua                    Record and Beneficial


Jason Bolduc               1,408,750(2)              4.19%
Ste. 237 - 253 College Street
Toronto, Ontario
M5T 1R5                    Record and Beneficial


Wolf Bergelt               81,200(3)                 Less than 1%
Newgate Street
St. John's, Antigua        Record and Beneficial


Nicholas Jackson           50,000(4)                 Less than 1%
9 chemin de la Brire
Ohain 1380
Brussels, Belgium          Record and Beneficial


Clare Roberts              50,000(5)                 Less than 1%
St. Clare Estate
St. John's, Antigua        Record and Beneficial


Dean Grimm                 61,967(6)                 Less than 1%
4688 Paris Pike
Lexington, Kentucky
40511                      Record and Beneficial

Fred Hazell                25,000(7)                 Less than 1%
16 Tanglewood Trail
Thornhill, ON
L3T 6V3                    Record and Beneficial

Brownell Combs II          25,000(8)                 Less than 1%
1630 Diplomat Parkway
Hollywood, FL
33019                      Record and Beneficial


Matthew Stasior            25,000(9)                 Less than 1%
100 Brickstone Square
1st Floor
Andover, MA
01810                      Record and Beneficial


Jason King                 227,084(10)               Less than 1%
c/o 425 Carrall Street
Vancouver, BC
V6B 6E3                    Record and Beneficial


Eugene Nizker              39,376(11)                Less than 1%
11351 Sealord Avenue
Richmond, BC
V7A 3K8                    Record and Beneficial


All Directors and
Officers as a group        2,067,545(12)             6.19 %
(11 individuals)           Record and Beneficial


Notes:

(1) Includes 74,168 options that Mr. Ellis has the right to acquire within the next 60 days.
(2) Includes 1,383,750 Class A Common Stock held by Pearl Holdings Ltd. of which Mr. Bolduc is the beneficial owner and 25,000 options that Mr. Bolduc has the right to acquire within the next 60 days and.
(3) Includes 1,200 Class A Common Stock and 70,000 options that Mr. Bergelt has the right to acquire within the next 60 days.
(4) Includes 50,000 options that Mr. Jackson has the right to acquire within the next 60 days.
(5) Includes 50,000 options that Mr. Roberts has the right to acquire within the next 60 days.
(6) Includes 36,967 Class A Common Stock and 25,000 options that Mr. Grimm has the right to acquire within the next 60 days.

(7) Includes 25,000 options that Mr. Hazell has the right to acquire within the next 60 days.
(8) Includes 25,000 options that Mr. Combs has the right to acquire within the next 60 days.
(9) Includes 25,000 options that Mr. Stasior has the right to acquire within the next 60 days.
(10) Includes 47,084 options that Mr. King has the right to acquire within the next 60 days.
(11) Includes 39,376 options that Mr. Nizker has the right to acquire within the next 60 days.
(12) The amount shown includes 455,628 options to which individuals in the group have the right to acquire within the next 60 days.


                         EXECUTIVE COMPENSATION

The following table summarizes the total compensation of the Executive Officers of the Company for the Company's last three fiscal years. Except as set forth below, there were no compensation plans for which cash or non-cash distributions, other than salaries made during the last year:

                       SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------
                   Annual Compensation       Awards          Payouts
-------------------------------------------------------------------------------
                                             Securities
                                             Underlying
 Name and                                     Options/      All Other
 Principal         Year        Salary        Stock SARs    Compensation
 Position          ($)          ($)                          (US$)(1)

Mark Dohlen        1999        $92,807        300,000        6,961(2)
(CEO)

Mark Dohlen        1998        $56,915        350,000           -0-
(CEO)

Mark Dohlen        1997        $26,763            -0-           -0-
(CEO)

(1) The compensation depicted is in U.S. dollars. The compensation was paid in Canadian dollars.
(2) The compensation consists of a one time payment of $5966 and quarterly payments of $995.

Mark Dohlen resigned as officer and director of the Company on September 7, 1999.

MELDON ELLIS, CHIEF EXECUTIVE OFFICER, PRESIDENT, SECRETARY/TREASURER AND CHAIRMAN-ELECT

Mr. Ellis was appointed CEO on October 25, 1999. He was appointed President, Secretary/Treasurer on November 17, 1999 and Chairman-elect on December 23, 1999.

Mr. Ellis is paid an annual salary of US$216,000, an annual travel allowance of US$10,000. Mr. Ellis was paid an 1999 initial moving allowance of US$5,000, and will be paid a final moving allowance (provided Mr. Ellis completes the term of the agreement) of US$10,000. In addition, Mr. Ellis receives a housing allowance of US$48,000 per annum, and is entitled to an interest free loan of up to US$50,000, to be used to secure a credit card in Antigua. The loan is re-payable upon termination of the agreement. Stock options are expected to be awarded at the senior executive level. Comprehensive medical and dental benefits and life insurance and accidental death coverage are also provided.

The employment contract will terminate on the third anniversary of the commencement date, subject to earlier termination as provided for below, and may be extended annually thereafter by mutual agreement of the parties in writing, to be signed by the parties at least 60 days prior to the third year anniversary of the commencement date. The employment agreement will be deemed to be immediately terminated upon the end of the term, when an acquisition of more than 50% of the issued capital (having full voting rights under all circumstances) of the Company by another corporation, business entity or person or the death or disability of Mr. Ellis. In the event of termination of the agreement resulting from a change of control, upon the effective date of the termination of the employment, Mr. Ellis will be entitled to receive the following from the Company: (a) twelve months' salary, (b) housing accommodation for a period of no more than twelve months, or cash settlement in lieu thereof, and (c) medical and dental coverage to a maximum of twelve months, or all salary and benefits payable under the term of the agreement, whichever is greater, and a final moving allowance as indicated above.


                     EXECUTIVE OFFICERS COMPENSATION


JASON KING, CEO, INPHINITY INTERACTIVE INC.

Mr. King was appointed CEO of Inphinity Interactive Inc. on January 1, 2000. Mr. King is paid an annual salary of CDN$156,000. He is reimbursed for any and all reasonable and documented expenses actually and necessarily incurred in the performance of his duties. Mr. King is entitled to participate in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Inphinity for its employees generally. In addition, Mr. King shall be entitled to participate in all rights and benefits under other employee plan or plans as may be implemented by Inphinity Interactive Inc. during the term of his agreement. Mr. King's employment agreement shall be for an indefinite period unless terminated in accordance with the following provisions: (a) an acquisition of more than 50% of the issued capital (having full voting rights under all circumstances) of Inphinity Interactive Inc. by another corporation, business entity or person; (b) an acquisition of more than 50% of the issued capital of the Company by another corporation, business entity or person; (c) the resignation, termination, death or disability of the Chief Executive Officer of the Company ((a), (b) and (c) are referred to as a "Change of Control") or (d) the death or inability to perform due to disability of Mr. King.

In the event of a termination of the agreement because of a Change of Control Mr. King is entitled to twelve months' salary and medical and dental coverage for twelve months.

EUGENE NIZKER, Ph.D., CHIEF TECHNICAL OFFICER, TECHNOLOGY AND DEVELOPMENT, INPHINITY INTERACTIVE INC.

Mr. Nizker was appointed Chief Technical Officer, Technology and Development of Inphinity Interactive Inc. on January 1, 2000. Mr. Nizker is paid an annual salary of CDN$152,000. Mr. Nizker's employment agreement shall be for an indefinite period unless terminated in accordance with the following provisions: (a) an acquisition of more than 50% of the issued capital (having full voting rights under all circumstances) of Inphinity Interactive Inc. by another corporation, business entity or person; (b) an acquisition of more than 50% of the issued capital of the Company by another corporation, business entity or person; (c) the resignation, termination, death or disability of the Chief Executive Officer of the Company; (d) the death or inability to perform due to disability of Mr. Nizker; or (e) for cause.


                    OPTION GRANTS IN LAST FISCAL YEAR

                              % of Total
               Number of       Options/
              Securities         SARs
              Underlying      Granted to      Exercise
              Options/SARs    Employees       or Base
Name          Granted (#)   in Fiscal Year  Price ($/Sh)  Expiration Date
----          -----------   --------------  ------------  ---------------

Mark Dohlen     300,000         7.5%           $1.44      January 1, 2009

For the above granted options, the options vest as to 50% as of January 1, 1999, and the remaining 50% as of January 1, 2000.


    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END
                            OPTION/SAR VALUES

Shown below is information at April 30, 1999 with respect to the exercised and unexercised options to purchase the Company's Common Stock to Executive Officers under the Non-qualified Stock Option Plan.

                                             Number of
                                            Securities
                                            Underlying       Value of
                                            Unexercised    In-the-Money
                                           Options/SARs    Options/SARs
                  Shares                    At Fy-End(#)   at FY-End($)
               Acquired on       Value     Exercisable/    Exercisable/
Name           Exercise (#)   Realized($)  Unexercisable   Unexercisable
----           ------------   -----------  -------------   -------------

Mark Dohlen    200,000(1)     608,000(2)     300,000/        3,112,500/
                                             150,000        1,556,250(3)

(1) Based on 100,000 shares exercised on January 12, 1999 and 100,000 shares exercised on January 22, 1999.
(2) Based on a strike price of $0.74 for all transactions, and a sell price of $3.01 on January 12, 1999 and $3.07 on January 22, 1999.
(3)  Based on a closing price of $10.375 on April 30, 1999.


                        COMPENSATION OF DIRECTORS

For the year ending April 30, 1999, the members of the Company's Board of Directors were reimbursed for actual expenses incurred in attending Board meetings. The "Inside" Directors who are also officers of the Company received quarterly payments of US$995, as well as a one time payment of US$5,966.

Currently, the Company's Board of Directors are paid US$10,000 per annum, and US$500 per meeting, up to a maximum of four meetings per year, and the Chairman of the Board or Chairman of a sub-committee is paid an additional US$5,000 per annum. Directors are generally issued 50,000 stock options upon election to the Board and each year if so decided by the Board.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Meldon Ellis has the right to a loan of up to US$50,000 from the Company to secure a credit card in Antigua. Mr. Ellis has not exercised this right to date.

The Company retained Roberts & Co. in March 1998 to provide legal services on behalf of the Company in St. John's, Antigua. Clare Roberts is the principal owner and director of Roberts & Co. To date, the Company has paid US$7,100 in fees to Roberts & Co.

The Company engaged the services of Wolf Bergelt on April 1, 1999 as a corporate consultant to the Company to perform consulting services based in the Caribbean and other locations, excluding Canada for the benefit and on behalf of the Company. He is compensated US$96,000 per annum and was granted 50,000 stock options under the Employee Stock Option Plan. He is entitled to receive additional stock options based upon the terms and conditions comparable to those offered to executive officers of the Company at the executive vice president level.


         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended April 30, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that the Company believes that Mr. Bolduc has either failed to file or has filed late a Form 3 reporting his initial share ownership.


                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

At the Annual Meeting, the Shareholders will be asked to ratify the appointment of Jones, Jensen & Co. as the Company's independent public accountants for 2000. Ernst & Young was the Company's independent public accountants for the fiscal year ended April 30, 1999.

Ernst & Young declined to stand for re-election as an independent auditor as of August 24, 1999. Neither of Ernst & Young's reports on the financial statements for the past two years have contained adverse opinions or disclaimers of opinion, or were modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company does not anticipate representatives from Ernst & Young to be present at the Annual meeting of Shareholders. The Company expects representatives from Jones Jensen & Co. to be present at the Annual meeting of Shareholders. The representative of Jones Jensen & Co. will be available to respond to Shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

         PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT
                     ANNUAL MEETING OF SHAREHOLDERS

The Company anticipates that the next Annual Meeting of Shareholders will be held in September 2000. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive officers on or before May 1, 2000. If a Shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the Shareholder fails to notify the Company prior to July 15, 2000 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a Shareholder proposal to the Company.


                      ANNUAL REPORT ON FORM 10-KSB

The Annual Report on Form 10-KSB concerning the operation of the Company during the calendar year ended April 30, 1999, including certified financial statements for the year then ended, is being provided to Shareholders along with this Proxy Statement. Exhibits listed in Form 10-KSB are available upon request to Shareholders at a nominal charge for printing and mailing.


                              OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

                                 PROXY
                  For an Annual Meeting of Stockholders of
                  STARNET COMMUNICATIONS INTERNATIONAL INC.
              Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT
OF THE MATTER LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

The undersigned Shareholder of Startnet Communications International Inc. (the "Company") hereby appoints Nicholas Jackson and Clare Roberts, or failing them, Fred Hazell as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at Royal Antiguan Resort, Deep Bay,
St. John's, Antigua on April 19, 2000, at the hour of 10:00 a.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

[   SEE   ]     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     [   SEE   ]
[ REVERSE ]                                                    [ REVERSE ]
[  SIDE   ]                                                    [  SIDE   ]

--------------------------------------------------------------------------


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


1.    Election of Directors.

      Nominees:                               FOR [  ]  WITHELD [  ]
      Meldon Ellis, Wolf Bergelt, Clare Roberts,
      Nicholas Jackson, Jason Bolduc, Dean Grimm,
      Fred Hazell, Brownell Combs II, Matthew Stasior

[  ] For all nominees, except the following:

_________________________________________________________

YOUR BOARD OF DIRECTORS RECOMMENTS A VOTE FOR PROPOSAL 2.

2. To ratify the appointment of Jones, Jensen
   & Co. as the Company's independent       FOR [  ]  AGAINST [  ]  ABSTAIN [  ]
   public accountants for 2000.

NOTES:

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder(s).
2. This Proxy form, duly signed and dated, should arrive at the office of Innisfree M&A Incorporated, FDR Station, P.P. Box 5143, New York, NY 10126-1037.


Dated this ____ day of ______________________, 2000.


___________________________________________________________________________
Signature of Shareholder(s)


___________________________________________________________________________
Signature of Shareholder(s)